Exhibit 99.1

MTS Systems Corporation

14000 Technology Drive

Eden Prairie, MN 55344-2290

Telephone 952-937-4000

Fax 952-937-4515

News Release

FOR IMMEDIATE RELEASE

July 6, 2017

MTS Reprices $457 Million Senior Secured Term Loan B Facility

EDEN PRAIRIE, MN - July 6, 2017 - MTS Systems Corporation (Nasdaq: MTSC), a leading global supplier of high-performance test systems and sensors, today announced that it successfully completed the repricing of its existing $457 million senior secured Term Loan B facility.  The new applicable rate is LIBOR plus 325 basis points, subject to a .75 percent LIBOR floor, resulting in interest savings of over $4 million per year.  Prior to the repricing, the applicable rate was LIBOR plus 425 basis points, subject to the same .75 percent LIBOR floor.  The repricing establishes a 1 percent premium in the case of another repricing event within the next 12 months.  The company also repriced its revolving credit facility of up to $120 million to reduce the applicable rate by 100 basis points.  Currently, there are no borrowings against the revolving credit facility.  J.P. Morgan Chase Bank, N.A. and Wells Fargo Securities, LLC were joint bookrunners on the repricing.

“The reduced interest rate on our Term Loan B is a strong testament to the operating performance of our company and the trust that debt investors put in our strategy and business model,” said Brian Ross, Senior Vice President and Chief Financial Officer of MTS Systems.  “This repricing is one important factor in our planned deleveraging to accommodate the needs for our strategic growth plans.”

There is no material change to outstanding debt, maturities or covenants as a result of this repricing.  Additional details regarding this financing will be available on our Form 8-K to be filed with the Securities and Exchange Commission today.

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About MTS Systems Corporation

MTS Systems Corporation’s testing hardware, software and services solutions help customers accelerate and improve their design, development and manufacturing processes and are used for determining the mechanical behavior of materials, products and structures. MTS’s high-performance sensors provide controls for a variety of applications measuring motion, pressure, position, force and sound. MTS had 3,500 employees as of October 1, 2016 and revenue of $650 million for the fiscal year ended October 1, 2016. Additional information on MTS can be found at www.mts.com.

This release contains “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” “planned” and similar expressions identify forward-looking statements.. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based on MTS’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions that could cause MTS’s actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to, those described in the “Risk Factors” section of MTS’s most recent Form 10-K filed with the Securities and Exchange Commission (“SEC”) and updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. The reports referenced above are available on MTS’s website at www.mts.com or on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date on which statements are made, and MTS undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events or circumstances.

Investor Relations Contact

Brian Ross

Senior Vice President & Chief Financial Officer

(952) 937-4000